EXHIBIT 10.18


NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF EVIDENCED BY THIS INSTRUMENT MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") AND APPLICABLE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE REGISTERED HOLDER OF THIS WARRANT BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE WARRANT EXCEPT AS HEREIN PROVIDED.

VOID AFTER 5:00 P.M. EASTERN TIME  August 28,  2011.


August 29, 2001                                         For the Purchase of
                                                        1,200,000 shares of
                                                        Common Stock



                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                              KIRLIN HOLDING CORP.

Kirlin Holding Corp., a Delaware corporation ("Company"), hereby certifies that for value received, M.S. Farrell & Co., Inc., with offices at 67 Wall Street, New York, NY 10005, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the period commencing on the date hereof and ending at 5:00 p.m. eastern time on August 28, 2011 ("Expiration Date"), 1,200,000 shares of common stock ("Common Stock"), $.0001 par value, of the Company ("Warrant Shares"), at an exercise price equal to $1.50 per share. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

IT IS AGREED:

          1.   Method of Exercise.

               1.1 Notice to the Company. The Warrant may be exercised in whole or in part by written notice in the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the Exercise Price for the number of Warrant Shares specified in the notice.

               1.2 Delivery of Warrant Shares. The Company shall deliver a certificate for the Warrant Shares to the Holder as soon as practicable after payment therefor.

              1.3 Payment of Purchase Price.

                  1.3.1 Cash Payment. The Holder shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company. The Company shall not be required to deliver certificates for Warrant Shares until the Company has confirmed the receipt of good and available funds in payment of the Exercise Price thereof.

                  1.3.2 Payment through Bank or Broker. The Company, in its sole discretion, may permit the Holder to make arrangements satisfactory to the Company with a bank or a broker who is member of the National Association of Securities Dealers, Inc. to either (a) sell on the exercise date a sufficient number of the Warrant Shares being purchased so that the net proceeds of the sale transaction will at least equal the Exercise Price multiplied by the number of Warrant Shares being purchased pursuant to such exercise and pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Warrant Shares being purchased pursuant to such exercise to the Company on a date satisfactory to the Company, but no later than the date on which the sale transaction would settle in the ordinary course of business or (b) obtain a "margin commitment" from the bank or broker pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Warrant Shares being purchased pursuant to such exercise to the Company, immediately upon receipt of the Warrant Shares.


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

                  1.3.3 Stock Payment. The Company, in its sole discretion, may allow Holder to use Common Stock of the Company owned by him to make any required payments by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the "Fair Market Value". Fair Market Value means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date in question, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date in question for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and
(iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Company shall determine, in good faith.

                  1.3.4 Cashless Payment. At the election of the Holder, the Exercise Price for any or all of the Warrant Shares to be acquired may be paid by the surrender of any exercisable but unexercised portion of the Warrant having a "value" equal to the Exercise Price multiplied by the number of Warrant Shares to be exercised. The "value" of a surrendered portion of the Warrant means, as of the exercise date, an amount equal to the excess of the total Fair Market Value of the shares of Common Stock underlying the surrendered portion of the Warrant over the total Exercise Price of such shares of Common Stock underlying the surrendered portion of the Warrant.

        2. Security Interest in Warrant Shares Collateralizing Obligations Owed to the Company. Notwithstanding anything in this Agreement to the contrary, the Holder hereby grants Kirlin Securities, Inc. ("Kirlin Securities") a security interest in 945,000 of the Warrant Shares to secure the payment of any monies that the Holder (or if the Holder is a transferee of a prior holder of this Warrant, the original holder of this Warrant) owes Kirlin Securities ("Amount Due") arising from the obligations of the Holder (or if the Holder is a transferee of a prior holder of this Warrant, the original holder of this Warrant) under the Purchase Agreement, dated April 3, 2001, among the Holder, Kirlin Securities, the Company, et al. ("April 2001 Agreement"). The Holder hereby agrees to execute, promptly upon request by Kirlin Securities,


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

such instruments and to take such action as may be useful for Kirlin Securities to perfect and/or exercise such security interest, and hereby irrevocably grants Kirlin Securities the right to retain, in full or partial payment of the Amount Due, up to the following number of Warrant Shares upon any whole or partial exercise of the Warrant: a fraction, the numerator of which is the Amount Due, and the denominator of which is the Fair Market Value of the Company's common stock as of the date of such exercise; provided that the fraction set forth in the preceding clause shall be rounded up to the nearest whole number. The security interest set forth herein shall be cumulative to all, and not in lieu of, any other remedies to available to Kirlin Securities with respect to any Amount Due. This security interest shall expire two years after the date of initial issuance of this Warrant unless on the second anniversary there is still pending a claim by Kirlin Securities against the Holder (or if the Holder is a transferree of a prior holder of this Warrant, the original holder of this Warrant) under the April 2001 Agreement, in which case the lien shall continue until the final resolution of such claim.

        3. Nonassignability. The Warrant may all not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner. Notwithstanding the foregoing, this restriction shall not apply to transfers made to stockholders of the Holder or M.S. Holdings Corp.; provided that no such permitted transfer shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof, such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Warrant, an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act of 1933, as amended ("1933 Act"), and, if only a portion of the Warrant is being transferred to the intended transferee, a statement as to whether the Warrant Shares underlying the portion of the Warrant are subject to the lien provided in Section 2.

        4. Company Representations. The Company hereby represents and warrants to the Holder that:

                 (a) the Company, by appropriate and all required action, is duly authorized to issue this Warrant; and

                 (b) the Warrant Shares, when issued and delivered by the Company to the Holder in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

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

        5. Holder Representations. The Holder hereby represents and warrants to the Company that:

                 (a) it is acquiring the Warrant and shall acquire the Warrant Shares for its own account and not with a view towards the distribution thereof;

                 (b) it has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 24 months and all reports issued by the Company to its stockholders;

                 (c) it understands that it must bear the economic risk of the investment in the Warrant Shares, which cannot be sold unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Warrant Shares for sale under the 1933 Act;

                 (d) it is an accredited investor within the meaning of Rule 501(a) promulgated under the 1933 Act;

                 (e) it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (b) above;

                 (f) it is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Warrant Shares in the absence of registration under the 1933 Act; and

                 (g) the certificates evidencing the Warrant Shares shall bear the following legend:

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

                      "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

          6.     Restriction on Transfer of Warrant Shares.

                 6.1 Securities Act Compliance. Anything in this Agreement to the contrary notwithstanding, Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the Warrant Shares acquired by it without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Holder has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

                 6.2 Lock-up. Anything in this Agreement to the contrary notwithstanding, Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the Warrant Shares acquired by it until the first anniversary of the date hereof with respect to such Warrant Shares without the prior written consent of the Company. Holder further agrees that the Company shall place stop transfer orders with its transfer agent against the Warrant Shares and shall place an appropriate restrictive legend on the Warrant Shares until such restriction has expired.

        7. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of Warrant Shares subject to this Warrant as may be determined to be appropriate by the Board of Directors of the Company in order to prevent dilution or enlargement of rights, provided that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares.

        8.     Miscellaneous.

               8.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent

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

by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

               8.2 Holder and Stockholder Rights. The Holder shall not have any of the rights of a stockholder with respect to the Warrant Shares until such shares have been issued after the due exercise of this Warrant.

               8.3 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

               8.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supercedes any and all prior agreements with respect to the Warrant. This Agreement may not be amended except by writing executed by the Holder and the Company.

               8.5 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

               8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

               8.7 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.




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

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written:

KIRLIN HOLDING CORP.                     Address: 6901 Jericho Turnpike
                                                  Syosset, New York 11791

   /s/ Anthony J. Kirincic
By:___________________________________
   Anthony J. Kirincic, President

                                                                      EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF WARRANT


----------------------------
         DATE

Kirlin Holding Corp.
Attention: Board of Directors

                    Re:      Purchase of Warrant Shares

Gentlemen:

          In accordance with my Warrant dated as of August 29, 2001 with Kirlin Holding Corp. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.0001 per share ("Common Stock"), which are being purchased for investment and not resale.

          As payment for my shares, enclosed is (check and complete applicable box[es]):

          |_| a [personal check] [certified check] [bank check] payable to the order of the Company in the sum of $_________;

          |_| confirmation of wire transfer in the amount of $_____________;

          |_| with the consent of the Company, a certificate for __________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in Section 1.3.3 of the Warrant) of $_________;

          |_| with the consent of the Company, through broker payment (see broker letter attached); and/or

          |_| I hereby surrender the portion of the unexercised, but exercisable, portion of the Warrant having a value equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased hereunder, to wit: the Warrant to purchase _______ Warrant Shares.

                   (i) I am acquiring the Warrant and shall acquire the Warrant Shares for my own account, for investment, and not with a view towards the distribution thereof;

                   (ii) I have received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 within the last 24 months and all reports issued by the Company to its stockholders;

                   (iii) I understand that I must bear the economic risk of the investment in the Warrant Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption

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

therefrom is available thereunder and that the Company is under no obligation to register the Warrant Shares for sale under the 1933 Act;

                   (iv) I am an accredited investor within the meaning of Rule 501(a) promulgated under the 1933 Act;

                   (v) I agree that I will not sell, transfer by any means or otherwise dispose of the Warrant Shares acquired by me hereby until August 29, 2002 for such Warrant Shares without the prior written consent of the Company. I agree that the Company shall place stop transfer orders with its transfer agent against the transfer of the Warrant Shares and the Certificates evidencing the Warrant Shares shall bear an appropriate restrictive legend until such restriction expires;

                   (vi) I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                   (vii) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Warrant Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

                   (viii) My rights with respect to the Warrant Shares, in all respects, are subject to the terms and conditions of this Agreement; and

                   (ix) If, at the time of issuance of the Warrant Shares, the issuance of such shares has not been registered under the 1933 Act, the certificates evidencing the Warrant Shares shall bear an appropriate restrictive legend.


Kindly forward to me my certificate at your earliest convenience.


Very truly yours,

----------------------------------          ---------------------------------
(Signature)                                 (Address)

                                            ---------------------------------
---------------------------------
(Print Name)





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